UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008 (October 14, 2008)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure

On October 14, 2008, Amedisys, Inc. issued a press release entitled “Amedisys Sets Third Quarter 2008 Investor Conference Call,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

When included in this Current Report on Form 8-K, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those projected therein. These risks and uncertainties include, but are not limited to: general economic and business conditions, changes in or failure to comply with existing regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical reimbursement levels, our ability to complete acquisitions announced from time to time, and any financing related thereto, our ability to meet debt service requirements, our ability to comply with covenants in debt agreements, adverse changes in federal and state laws relating to the health care industry, demographic changes, availability and terms of capital, our ability to attract and retain qualified personnel, ongoing development and success of new start-ups, our ability to successfully integrate newly acquired agencies, changes in estimates and judgments associated with critical accounting policies, business disruption due to natural disasters or acts of terrorism, and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements included in this Current Report on Form 8-K or any changes in events, conditions or circumstances upon which any forward-looking statement may be based.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

99.1	Press Release dated October 14, 2008 entitled “Amedisys Sets Third Quarter 2008 Investor Conference Call” (furnished only)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amedisys, Inc.

Date: October 15, 2008	By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated October 14, 2008 entitled “Amedisys Sets Third Quarter 2008 Investor Conference Call” (furnished only)

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